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                                                          Exhibit 10.3


                 MARK TWAIN BANCSHARES, INC.

                    1995 STOCK OPTION PLAN

                 (As amended January 12, 1996)



Section 1.  Establishment and Purpose.

     Mark Twain Bancshares, Inc. (the "Company") hereby establishes a stock option plan to be named the Mark Twain Bancshares, Inc. 1995 Stock Option Plan (the "Plan"), for Eligible Employees of the Company and its Subsidiaries. The purpose of the Plan is (1) to induce Eligible Employees of the Company and its Subsidiaries who are in a position to contribute materially to the prosperity thereof to remain with the Company or its Subsidiaries, to offer them incentives and rewards in recognition of their contributions to the Company's progress, and to encourage them to continue to promote the best interests of the Company and its Subsidiaries, and (2) to aid the Company and its Subsidiaries in competing with other enterprises for the services of new officers and other managerial or supervisory personnel needed to help insure the Company's continued progress.

Section 2.  Definitions.

     (a)     "Acceleration Event" has the meaning given in
Section 8(c).

     (b)     "Agreement" has the meaning given in Section 7.

     (c) "Board of Directors" means the Board of Directors of the Company.

     (d) "Code" means the Internal Revenue Code as in effect from time to time. When a specific Section of the Code is referred to in the Plan or an Agreement, the reference shall mean such Section and any successor provision from time to time unless the reference specifically excludes successor provisions.

     (e) "Committee" means the Stock Option Committee referred to in Section 3 hereof.

     (f)     "Company" means Mark Twain Bancshares, Inc., a
Missouri corporation.

     (g) "Disability" means the condition of being "disabled" within the meaning of Section 422(c)(6) of the Code.

     (h)     "Eligible Employee" has the meaning given in Section
5.


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     (i)     "Employer" means the Company or that Subsidiary
which employs an Optionee.

     (j) "Fair Market Value" for all purposes hereof, shall be the mean between the high and low selling prices of the Company's common stock for the appropriate valuation date as reported by the NASDAQ or other applicable reporting system. If no sales are reported for the appropriate valuation date, "Fair Market Value" shall be: (i) if sales are reported within a reasonable period before and after the appropriate valuation date, the weighted average of the means between the high and low selling prices on the nearest date before and nearest date after such valuation date, with the average to be weighted inversely by the respective numbers of trading days between the selling dates and such valuation dates; or (ii) otherwise, the value per share determined by the Committee in a manner consistent with the Treasury Regulations under Section 2031 of the Code.

     (k) "ISO" or "Incentive Stock Option" means an option granted under the Plan to purchase Stock which is designated by the Committee as an Incentive Stock Option and which qualifies as an "incentive stock option" under Section 422 of the Code.

     (l) "NQSO" or "Non-Qualified Stock Option" means an option granted under the Plan to purchase Stock which is designated by the Committee as a "Non-Qualified Stock Option" or which is designated by the Committee as an ISO but which fails or ceases to qualify as an "incentive stock option" under the Code.

     (m)     "Option" means an ISO or NQSO.

     (n) "Optionee" means the person to whom an Option is granted.

     (o)     "Plan" means the Mark Twain Bancshares, Inc. 1995
Stock Option Plan.

     (p) "Reporting Person" means an Optionee who is required to file statements relating to his or her beneficial ownership of Stock with the Securities and Exchange Commission pursuant to
Section 16(a) of the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations thereunder. However, a person shall not be deemed to be a "Reporting Person" on any given date unless an ordinary purchase or sale of Stock occurring on such date would be required to be reported to such Commission.

     (q) "Rule 16b-3" means Rule 16b-3 (as amended from time to time) promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any successor thereto.

     (r) "Stock" means authorized and unissued shares of common stock of the Company, par value $1.25 per share, or


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reacquired shares of the Company's common stock held in its
Treasury.

     (s) "Subsidiary" means a "subsidiary corporation" of the Company as defined in Section 424 of the Code.

     (t) "Ten Per Cent Shareholder" means any individual who at the time an Option is granted owns directly or indirectly capital stock of the Company possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary, taking into account the provisions of Section 424(d) of the Code.

     (u) "Withholding Taxes" means, in connection with an Option, (i) the total amount of federal and state income taxes, social security taxes and other taxes which the Employer of the Optionee is required to withhold ("Required Withholding Taxes") plus (ii) any other income taxes which the Employer withholds at the request of the Optionee.

Section 3.  Administration.

     The Plan shall be administered by a Stock Option Committee consisting of three or more persons, each of whom at all times shall be a member of the Board of Directors, a "disinterested person" as defined in Rule 16b-3 from time to time and an "outside director" as defined for purposes of Section 162(m) of the Code from time to time. Committee members shall not be eligible for selection to receive Options under the Plan. The Board of Directors shall appoint the members of the Committee and may fill vacancies thereon, however caused. The Committee shall select one of its members as Chairman and shall hold its meetings at such times and places as it may determine. A majority of the members of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the members of the Committee, shall be deemed the acts of the Committee. The Company shall grant Options under the Plan in accordance with determinations made by the Committee pursuant to the provisions of the Plan. The Committee may from time to time adopt (and thereafter may from time to time amend or rescind) such administrative rules and regulations for carrying out the Plan, and the Committee may take such action in the administration of the Plan, not inconsistent with the provisions hereof, as it shall deem proper. The interpretation and construction of any provisions of the Plan or the Agreements by the Committee shall, unless otherwise determined by the Board of Directors, be final and conclusive.

Section 4.  Total Number of Shares of Stock Subject to the Plan.

     The maximum number of shares of Stock which may be issued pursuant to Options granted hereunder (subject to adjustment as provided in Section 13 hereof) shall be 900,000 shares, and said


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number of shares of Stock (subject to adjustment as aforesaid)
shall be reserved for issuance upon the exercise of Options granted under the Plan. The Company may in its discretion use reacquired shares held in the Company's treasury in lieu of authorized but unissued shares. The number of shares which are optioned shall be charged against such maximum number (as adjusted). If an Option shall terminate for any reason without having been exercised in full, the unpurchased shares previously subject to such Option shall, unless the period during which Options under the Plan may be granted has expired, again be available for the purposes of the Plan and such terminated Option or any portion thereof shall not be taken into account in computing the total number of shares previously optioned.

Section 5.  Eligibility.

     The class of employees eligible to receive Options under the Plan ("Eligible Employees") shall be officers and key employees of the Company or of any Subsidiary (not including directors of the Company or of any Subsidiary who are not otherwise officers or employees of the Company or of any Subsidiary). The decision of the Committee regarding which employees are eligible from time to time shall be conclusive.

Section 6.  Granting of Options.

     (a) The Committee shall, in its discretion, determine the Eligible Employees to be granted Options, the time or times at which Options shall be granted, the number of shares subject to each Option, whether the Option is an ISO or an NQSO, and whether the option price shall be payable (i) only with cash or
(ii) either with cash or with Stock, or with a combination of cash and Stock. In making such determinations, the Committee may take into consideration the value of the services rendered by the respective individuals, their present and potential contributions to the success of the Company or any Subsidiary, and other factors which the Committee may deem relevant in accomplishing the purposes of the Plan. Options granted under the Plan shall not be affected by any change of duties or position of the Optionee so long as the Optionee continues to be an employee of the Company or any Subsidiary. An individual may be granted more than one Option.

     (b) In the event the Company or a Subsidiary enters into a transaction described in Section 424(a) of the Code with any other corporation, the Committee may grant Options to employees or former employees of such corporation in substitution of stock options previously granted to them by such corporation upon such terms and conditions as shall be necessary to qualify such grant as a substitution described in Section 424(a) of the Code.

     (c) Notwithstanding any other provisions of this Plan, the maximum number of Options that may be granted to any Eligible


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Employee under the Plan during any calendar year shall be 60,000, subject to adjustment as provided in Section 13.

     (d) All action taken by the Committee under the Plan prior to its adoption by the full Board of Directors and/or its approval by the shareholders is ratified and confirmed. Such action includes, without limitation, grants of certain NQSOs on January 16, 1995, as well as the adoption of administrative rules relating to the payment of Withholding Taxes with Stock.

Section 7.  Terms of Options.

     The Committee, in its sole discretion, shall determine on and after what date or dates Options granted hereunder shall be exercisable and whether any particular Option shall be exercisable in one or more installments, specifying the installment dates and the number of shares exercisable on and after each such date, and, within the limits herein provided, shall determine the total period during which such Option is exercisable. The Committee, in its sole discretion but within the limits of the Plan, shall determine when and for how long Options shall be exercisable after death, Disability, or other termination of employment. Further, the Committee may include such other provisions as the Committee may deem (a) acceptable or desirable to the Committee and not inconsistent with the Plan or
(b) necessary to qualify its grants of ISOs under the provisions of Section 422 of the Code.

     Each Option granted under the Plan shall be evidenced by an Incentive Stock Option Agreement or a Non-Qualified Stock Option Agreement (an "Agreement") in such form, not inconsistent with the Plan, as the Committee shall determine, and shall include the substance of the following terms and conditions:

     (a) The Agreement shall state that the Option is an Incentive Stock Option or a Non-Qualified Stock Option, as applicable.

     (b) The option price for each share of Stock covered by such Option shall be an amount not less than 100% of the Fair Market Value of the Stock on the date the Option is granted, or such higher price as may be required under the Code at the time of grant in the case of an ISO granted to a Ten Per Cent Shareholder.

     (c) The Option by its terms shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution and shall be exercisable, during his or her lifetime, only by the Optionee.

     (d) The Option by its terms shall not be exercisable after the expiration of five years from the date such Option is granted.


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     (e)     Each Agreement shall recite or incorporate by
reference the substance of Sections 10 and 11 below.

Section 8.  Acceleration.

     (a) All Options automatically shall become immediately exercisable in full upon a termination of employment caused by the Optionee's death or Disability.

     (b) The Committee may accelerate the date on which any Option shall become exercisable at any time after grant and for any reason the Committee deems appropriate.

     (c) Upon the occurrence of any Acceleration Event, each Option outstanding under this Plan automatically shall become immediately exercisable in full. For the purposes of this Plan, an "Acceleration Event" is any of the following events: (i) any Person (as defined below) becomes the beneficial owner (directly or indirectly, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Act") of more than 50% of the Company's then outstanding voting securities;
(ii) the shareholders of the Company approve a definitive agreement to merge or consolidate the Company with any other corporation or entity, other than an agreement providing for (x) a merger or consolidation in which the beneficial owners of the Company's voting securities outstanding immediately before the merger or consolidation continue to beneficially own, in substantially the same proportions and with substantially the same rights relative to each other, at least 50% of the Company's or surviving entity's voting securities outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 50% of the combined voting power of the Company's then outstanding securities; (iii) a change occurs in the composition of the Board of Directors of the Company during any period of twenty-four consecutive months such that individuals who at the beginning of such period were members of the Board of Directors ("Old Directors") cease for any reason to constitute at least a majority thereof, provided that each new director whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the Old Directors then still in office shall be deemed to be an Old Director; or
(iv) the shareholders of the Company approve a plan of sale or disposition by the Company of all or substantially all the Company's assets. For purposes of this paragraph, "Person" shall have the meaning given in Section 3(a)(9) of the Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (aa) the Company or any of its Subsidiaries,
(bb) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries,
(cc) an underwriter temporarily holding securities pursuant to an offering of such securities, or (dd) a corporation owned, directly or indirectly, by the stockholders of the Company in


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substantially the same proportions as their ownership of the
Company's voting securities. The percentage of voting securities beneficially owned by any Person or other entity or group shall be measured on the basis of the total voting power of all such securities which would be entitled to vote at a meeting of shareholders held at the time in question.

Section 9.  Exercise of Options.

     (a) An Option shall be exercisable only (i) upon payment to the Company on the date of exercise of the Option of cash in the full amount of the option price of the shares with respect to which the Option is exercised or (ii), if the Agreement relating to the Option being exercised so permits, upon delivery to the Company on the date of exercise of the Option of certificates, duly endorsed for transfer or accompanied by a stock power, representing shares of Stock owned by the Optionee, having a Fair Market Value on the date of such exercise and delivery equal to the full amount of the purchase price of the shares with respect to which the Option is exercised, or (iii) a combination of (i) and (ii). In addition, the Committee may permit any Option to be exercised using shares of Stock which normally would be deliverable to the Optionee in connection with the exercise; no Option may be so exercised unless expressly permitted by the Committee in the Agreement or otherwise in writing.

     (b) If requested by an Optionee, the Company may make a loan or loans to such Optionee of all or part of the option price, provided that such loan will be made only (i) in accordance with the provisions of the Company's Officer Loan Program and (ii) if, and to the extent, the loan can be made in accordance with all applicable rules and regulations of the Federal Reserve Board and other regulatory agencies having jurisdiction over the subject matter.

     (c) An Optionee shall have none of the rights of a shareholder with respect to shares of Stock subject to his or her Option until shares of Stock are issued to him or her upon the exercise of his or her Option.

     (d) When the Optionee's Employer becomes required to collect Required Withholding Taxes, the Optionee shall promptly pay to the Company or Employer (as required by the Committee) the amount of such Required Withholding Taxes in cash, unless the Agreement or the Committee permits or requires payment in another form. In the discretion of the Committee or its delegate and at the Optionee's request, the Committee or its delegate may cause the Company or Employer to pay Withholding Taxes in excess of Required Withholding Taxes on behalf of an Optionee, which shall be reimbursed by the Optionee. The Committee may allow an Optionee to reimburse the Company or Employer for payment of Withholding Taxes with shares of Stock, including Stock otherwise issuable upon exercise of the Option. The Committee may require the satisfaction of any rules or conditions in connection with


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any non-cash payment of Withholding Taxes. If the Optionee is a
Reporting Person at the time of grant or during the Option's term and is given an election to pay any Withholding Taxes with Stock, the Committee shall have sole discretion to approve or disapprove such election at any time after the election is made. If the Committee permits Withholding Taxes to be paid with Stock, the Committee shall adopt such rules as it deems appropriate to qualify Withholding Tax elections by Reporting Persons for exemption in whole or part from liability under Section 16(b) of the Securities Exchange Act of 1934, as amended.

     (e) If provided in the Agreement relating to an ISO, the Committee may prohibit the transfer by an Optionee of shares of Stock issued to him or her upon exercise of an ISO into the name of a nominee, and the Committee may require the placement of a legend on certificates for such shares reflecting such prohibition or adopt other appropriate enforcement procedures.

Section 10.  Forfeitures.

     (a) If any Optionee to whom an Option is granted voluntarily terminates employment within two years of the grant of such Option, or is dismissed from employment at any time for any reason, such Option shall immediately terminate and be forfeited to the extent not previously exercised. For this purpose, terminations due to death, Disability, and other circumstances which may be designated by the Committee from time to time, shall be regarded neither as voluntary terminations nor as dismissals.

     (b) Notwithstanding any other provision in this Plan except paragraph (c) below, the receipt or exercise of any Option, and the receipt of any share of Stock or other benefit in connection with or derived from any Option, shall be subject to the following provisions:

          (i) At all times during his or her employment with his or her Employer, each Optionee shall continuously satisfy his or her duties of loyalty and faithful service to the Company and Employer and shall refrain from engaging in any undisclosed conflict of interest or from otherwise acting in any manner inimical to or contrary to the best interests of the Company or Employer. Any violation of law or of any Company or Employer policy or any business practices or ethics manual or code of the Company or Employer shall be considered conduct inimical to or contrary to the best interests of the Company and Employer for the purposes of this Section. The exercise of any Option, or the acceptance of any share of Stock or other benefit hereunder in connection with any Option, shall be deemed to be the certification by the Optionee that he or she has satisfied this condition. In addition, each Optionee shall furnish to the Committee on request any other information concerning satisfaction of such condition which the Committee may request.


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          (ii)   This Section 10(b) is intended to establish,
as a condition to the realization of economic benefits from all Options and the Plan, a standard of conduct consistent with (A) the duties of loyalty and faithful performance of services imposed on an employee, officer, and/or director (as the case may be) by the common law, and (B) the Company's and Employer's published standards and policies which each Optionee is bound to observe. This Section shall in no way impair or derogate from the rights or remedies which the Company or Employer may have at law or in equity or under any employment contract or agreement with an Optionee to prevent or to recover damages (including exemplary damages) for the disclosure of trade secrets or confidential or proprietary information, or to receive any restitution or recover any damages (including exemplary damages) properly owing the Company or Employer because of any theft, fraud, embezzlement, other illegal conduct, breach of duty, or other misconduct on the part of an Optionee.

          (iii) If the Committee determines that an Optionee has not observed the standard of conduct required by this Section 10(b), the Committee may cause the Optionee to forfeit any right to or in all or any part of his or her Options which either were outstanding on the date of the first act of misconduct which gave rise to such determination or were granted thereafter, and may require repayment of any Stock or other benefit received in connection with or derived from such Options by the Optionee after such first act of misconduct. For the purposes of this
Section 10(b), "other benefit" shall include (without limitation) any cash or other proceeds from the sale or disposition of Stock received upon exercise of any Option, and any cash, Stock, or other dividends received in connection with such Stock. If the Company or Employer brings suit to enforce its rights hereunder, each Optionee shall agree to pay any costs (including court costs and attorneys' fees) incurred in connection therewith.

          (iv) This Section 10(b) shall not be interpreted as requiring the Committee to take action in each and every instance of suspected misconduct, and in determining to attempt to enforce the forfeiture and repayment provisions of this Section, the Committee may consider, among other things, the nature of the misconduct, its relationship to the Optionee's employment with the Employer, its seriousness, the impact on the Company, the possible economic effects, the circumstances surrounding any discontinuance of the Optionee's employment with the Employer, and the amount of proof which the Employer may have of any alleged misconduct. Any decision by the Committee to forego enforcement of this Section in whole or in part in any particular instance shall in no way constitute a waiver of the right to enforce this Section in any other instance.

          (v) During the period of any investigation into whether an Optionee has engaged in conduct prohibited by this
Section 10(b), the Optionee's rights to receive delivery of any Stock or other benefits, or to have any restrictive legends


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removed from Stock certificates, or to have any transfer of Stock recognized on the stock books of the Company, shall be suspended.
No Optionee shall be prohibited by this paragraph (v) from exercising his or her Options, subject to the previous sentence.

     (c) The provisions of this Section 10 shall terminate upon the occurrence of an Acceleration Event.

Section 11.  Competing with the Company.

     (a) For the purposes of this Section 11, an Optionee shall "compete with the Company" if (i) while the Optionee is employed by the Company or any Subsidiary and for three years thereafter, the Optionee accepts employment with, or serves as an agent, employee, or director of or a consultant to, a competitor of the Company or any Subsidiary, or (ii) during such time the Optionee acquires or has an interest (direct or indirect) in any firm, corporation or enterprise engaged in a business which is in competition with the Company or any Subsidiary, or (iii) at any time, either during employment or thereafter, the Optionee divulges any information concerning the Company or any Subsidiary which is or could be of aid to any such competitor. The mere ownership of a less than a 1% debt and/or equity interest in a competing company whose stock is publicly held shall not be considered as having the prohibited interest in a competitor, and neither shall the mere ownership of a less than a 5% debt and/or equity interest in a competing company whose stock is not publicly held. For purposes of this Plan, any commercial bank, savings and loan association, securities broker or dealer, or other business or financial institution that offers any major service at the time offered by the Company or any of its Subsidiaries, and which conducts business in any location encompassed within the areas circumscribed by circles, of which the radii are 25 miles and the mid-points are the main front doors of each place of business of the Company and each of its Subsidiaries, shall be deemed to be a competitor.

     (b) If an Optionee competes with the Company, the Optionee shall have failed to satisfy a condition subsequent to the grant or exercise of each Option granted to the Optionee. Accordingly, in such instance, the Optionee shall forfeit each of his or her Options which were outstanding on the date such competition began or were granted thereafter, along with all Stock and other benefits (as defined in Section 10(b)(iii)) received in connection therewith or derived therefrom.

     (c) In consideration of receiving each Option and the benefits thereof, each Optionee shall be required in his or her Agreement to covenant and agree not to compete with the Company. If an Optionee violates the foregoing covenant and agreement, the Optionee shall have breached his or her Agreement. Accordingly, in such instance, the Optionee shall be liable to the Company and its subsidiaries for any actual damages caused by such breach, including the actual costs of investigating such breach and enforcing the Company's or any Subsidiary's rights hereunder (including court costs and attorneys' fees). Each Optionee shall be required to acknowledge that monetary damages may be inadequate to fully compensate the Company for the consequences of any violation of the foregoing covenant and agreement; the Company shall have the right to obtain injunctive and other appropriate equitable relief in addition to obtaining actual damages as aforesaid.

     (d) The provisions of this Section 11 shall terminate upon the occurrence of an Acceleration Event for those options granted prior to 1996. For options granted after 1995, the provisions of this Section 11 may be terminated upon the occurrence of an Acceleration Event, as the Committee may determine in its sole discretion.

Section 12.  General Provisions.

     (a) The Company shall not be required to issue or deliver any certificates for shares of Stock to an Optionee upon the exercise of his or her Option prior to:

          (i) if requested by the Company, the filing with the Company by the person exercising an Option of a representation in writing that at the time of such exercise it is his or her then present intention to acquire the shares of Stock being purchased for investment and not for resale, and/or the completion of any registration or other qualification of such shares of Stock under any state or Federal laws or rulings or regulations of any government regulatory body, which the Company shall determine to be necessary or advisable, and

          (ii) the listing, or approval for listing upon notice of issuance, of such shares of Stock on such securities exchange or national market system as may at the time be the principal market for the Stock, and

          (iii) the obtaining of any other consent, approval or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable.

     (b) It is intended that all ISOs at the time of grant will meet the requirements for "incentive stock options" within the meaning of Section 422 of the Code. The Plan shall in all respects be so interpreted and construed as to be consistent with this intention. This Section shall not prohibit the disqualification of an ISO after its grant; however, the Committee may disqualify an outstanding ISO only with the consent of the affected Optionee.

     (c) The Committee shall not act with respect to any Reporting Person in a manner which would contravene any requirement of Rule 16b-3 as in effect at the time of such action, except with the informed consent of such Reporting Person. Likewise, no Reporting Person shall act with respect to any Option in a manner which would contravene any requirement of Rule 16b-3 as in effect at such time, unless such Reporting Person acknowledges to the Company that he or she understands the consequences of such action and the Company (in its sole discretion) consents to such action.

Section 13.  Change in Stock, Adjustments, Etc.

     In the event any stock dividend is declared upon the Stock or in the event outstanding shares of Stock shall be changed into or exchanged for a different number, class or kind of shares of Stock or other securities of the Company or of another corporation, whether by reason of a split or combination of shares, recapitalization, reclassification, reorganization, merger, consolidation, or otherwise, the number of shares of Stock which may be optioned under the Plan and the maximum number of shares which may be granted to any Eligible Employee during any calendar year shall be appropriately and proportionately adjusted and in any such event a corresponding adjustment shall be made changing the number, class or kind of shares of Stock or other securities which are deliverable upon the exercise of any Option previously granted without change in the total price applicable to the unexercised portion of such Option, but with a corresponding adjustment in the price for each share of Stock or other securities covered by the unexercised portion of such Option. In the event the Company is merged, consolidated or reorganized with another corporation, appropriate provision shall be made for the continuance of outstanding option rights and to prevent their dilution or enlargement compared to the total shares issuable therein in respect of the Stock. Adjustments under this Section 13 shall be made in an equitable manner by the Committee, whose determination shall be conclusive and binding on all concerned.

Section 14.  Duration, Amendment and Termination.

     The Board of Directors may at any time terminate the Plan or make such amendments thereof as it shall deem advisable and in the best interests of the Company, without further action on the part of the shareholders of the Company; provided, however, that no such termination or amendment shall, without the consent of the Optionee, adversely affect or impair the rights of such Optionee, and provided further, that, unless the shareholders of the Company shall have approved thereof, no amendment of this Plan shall be made whereby (a) the total number of shares of Stock which may be optioned under the Plan or the maximum number of shares which may be granted to any Eligible Employee during any calendar year shall be increased, except by operation of the adjustment provisions of Section 13 hereof, or (b) the class of Eligible Employees shall be changed. The Committee may amend the Plan from time to time to the extent necessary (x) to comply with Rule 16b-3 and (y) to prevent benefits under the Plan from


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constituting "applicable employee remuneration" within the
meaning of Section 162(m) of the Code.

     The period during which Options may be granted under the Plan shall terminate on January 15, 2005 unless the Plan shall have been terminated previously as provided above.

Section 15.  Shareholder Approval.

     No Option granted under the Plan may be exercised in whole or in part unless and until adoption of the Plan is approved by the Company's shareholders within twelve months of its adoption by the Board of Directors. Such shareholder approval shall consist of the affirmative vote of a majority of the outstanding shares of the Company present (in person or by proxy) at a meeting of the shareholders duly called for the purpose of voting thereon at which a quorum is present, unless a greater vote is required by the Company's Articles of Incorporation or By-Laws, or by applicable law.

Section 16.  Date of Granting of Options.

     Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or the shareholders of the Company shall constitute the granting of any Option hereunder. The date of grant of an Option pursuant to the Plan shall be the date of grant thereof by action of the Committee. Promptly after the grant of the Option, the Company shall mail or deliver to the Optionee an Agreement, duly executed by and on behalf of the Company, with the request that the Optionee execute the Agreement within thirty days after the date of mailing or delivery. If the Optionee shall fail to execute the Agreement within said thirty-day period, his or her Option shall be automatically terminated unless the Committee determines otherwise in its sole discretion.

Section 17.  Severability.

     In case any provision of this Plan shall be held by any court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this Plan shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein, so long as the remaining provisions shall be sufficient, as determined by such court, to carry out the overall intent of the Company and its Board of Directors as expressed herein.